Exhibit 10.17

AMENDMENT NO. 9

TO

SUBCONTRACT AGREEMENT

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

This AMENDMENT NO. 9 (this “Amendment”) is made and entered into as of June 28, 2004, by and between Alcatel USA Marketing, Inc., a corporation organized under the laws of the State of Delaware (“Alcatel”), and Goodman Networks, Inc. a corporation organized under the laws of the State of Texas (“Supplier”).

WITNESSETH:

WHEREAS, Alcatel and Supplier are parties to the Subcontract Agreement, dated as of September 30, 2001 (the “Agreement”);

WHEREAS, Alcatel and Supplier desire to amend the Agreement, upon the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2. Replace the existing Exhibit C “Statement of Work for ***** with the attached Exhibit C “Statement Of Work For *****. Retain the existing Attachments I, III, IV to Exhibit C.

3. In Attachment I to Exhibit C, change 2.e *****.

4. Replace the existing Attachment II to Exhibit C with the attached Attachment II to Exhibit C.

5. Continuing Effect. Except as expressly modified by this Amendment, the Agreement remains in full force and effect as of the date hereof.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6. Counterparts and Signatures. The parties may execute any number of counterparts to this Amendment, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. A copy or facsimile of the signature on this Amendment of any authorized representative of either party shall have the same force and effect as an original thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the introductory paragraph hereof.

GOODMAN NETWORKS, INC.		ALCATEL USA MARKETING, INC.

By:	/s/ John A. Goodman	By:	/s/ Danny Wade
Name:	John Goodman	Name:	Danny Wade
Title:	President	Title:	Sr. VP Quality, Services & Operations
Address:	2150 Hutton Drive Carrollton, Texas 75006	Address:	3400 West Plano Parkway Plano, Texas 75075

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit C

*****

1.	*****

1.1. *****

1.1.1. *****

1.1.2. Seller shall not be entitled to payment by Alcatel for the performance of any work other than the Services set forth in the applicable Purchase Order.

1.1.3. The Seller’s personnel shall represent Alcatel in a professional manner during all phases of the project.

1.2. PROJECT MANAGEMENT.

1.2.1. Seller shall assign one individual to be the single point of contact for each job or Alcatel customer, as Alcatel and Seller may mutually agree, depending on the schedule and complexity of each job. Seller shall cause such individual to oversee daily activities, act as the single point of contact among Seller, Alcatel and Alcatel’s customer and have the authority to act with respect to all aspects of the Services on behalf of Seller.

1.2.2. *****

1.2.2.1. *****

1.2.2.2. Develop and utilize web based project management tools for project status and project history;

1.2.2.3. Ensure that Seller’s personnel are familiar with and follow Alcatel’s and its customer’s business strategies, safety regulations and other requirements;

1.2.2.4. Review and understand the scope of the Services to be performed and not commit Alcatel to perform any Services other than those set forth in the applicable Purchase Order without the prior approval of Alcatel and its customer;

1.2.2.5. Manage the project plan to ensure timely start and completion of all Services, especially those associated with customer-committed plans and schedules;

1.2.2.6. Require its Project Managers to be well versed and cognizant of the daily events and progress of all assigned field activity;

1.2.2.7. *****

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.2.2.8. Coordinate job start dates and times with Alcatel’s customer, as directed by Alcatel;

1.2.2.9. Require and insure that identification badges are worn by personnel at all times during the performance of the Services at the customer site;

1.2.2.10. As directed by Alcatel, either generate a Method of Procedure (MOP) and/or participate in a pre-engagement MOP meeting with Alcatel and Alcatel’s customer and assist in obtaining the approval of such MOP;

1.2.2.11. *****

1.2.2.12. Ensure that all applicable tools and test equipment are properly calibrated, and promptly remove all non-calibrated tools from the installation site;

1.2.2.13. Perform daily self audits and record defects on the appropriate forms and ensure that any defects found are corrected prior to the end of the next work session;

1.2.2.14. Participate in periodic project reviews as directed;

1.2.2.15. Provide daily activity log to Alcatel project personnel;

1.2.2.16. Provide Weekly Project Status Reports as specified in Section 3.2 of this Exhibit;

1.2.2.17. Perform final quality audits to ensure that any defects are corrected prior to final customer walk-through and acceptance *****

1.2.2.18. Conduct job closing activities to insure that the site is restored in accordance with paragraph 1.4 of this document; and

1.2.2.19. *****

1.2.3. Alcatel shall:

1.2.3.1. Assign one individual (the “Project Manager”) as the single ***** point of contact to whom Seller should address all of its ***** communications;

1.2.3.2. Identify one customer point of contact *****

1.2.3.3. Provide assistance to Seller in gaining access to customer ***** facilities, including as applicable, computer equipment, telecommunications equipment, facilities, adequate workspace and a phone line for internet communication with Alcatel;

1.2.3.4. Provide reasonably adequate, secured storage areas at the customer site *****

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.2.3.5. Grant access to the Alcatel Suppliers area of the Alcatel web site;

1.2.3.6. Provide access to or copies of any applicable workplace policies, conditions and/or safety regulations in effect *****

1.2.3.7. Arrange for proper security clearances and/or escorts as required *****.

1.3. PROJECT SETUP ACTIVITIES.

1.3.1. Alcatel shall require its Project Manager (PM) and/or Project Planner (PP) to facilitate a Job Start Review (JSR) meeting, via phone or at a location and time designated by Alcatel, at the start of the project. At such meeting, (a) Seller and Alcatel PM and/or PP shall review the supporting project award documentation, logistics and project details to ensure that Seller completely understands the project and all deliverables, and (b) the parties will use their best efforts to identify and resolve all potential risks.

1.3.2. Seller shall maintain a project plan, approved by Alcatel, that identifies project critical path items, risks associated with the project and possible resolutions.

1.3.3. Alcatel shall require the PM/PP to provide to Seller a customer-specific escalation list that includes the phone numbers of all pertinent contacts at Alcatel and customer. Seller shall adhere to the order on the escalation list.

1.4. CLEAN UP AND RESTORATION.

1.4.1. Seller shall at all times keep the site free from any accumulation of waste materials and/or rubbish caused by the performance of the Services. Seller shall remove all debris, scrap material, rubbish, trash and litter from the site no later than the end of each shift or work day, whichever is applicable. At the completion of the Services, Seller shall remove all waste materials, rubbish, tools, construction equipment, machinery and surplus materials from and around the site.

1.4.2. Seller shall, restore the installation site to its original condition during the performance of the Services where feasible, or immediately following the completion of the Services Seller shall restore areas affected in the normal course of the Services and repair damage done inadvertently by the Seller. Seller shall keep all access hallways, roads and walks clear of debris, materials, construction plant and equipment during the performance of the Services. Seller shall repair streets, drives, parking areas, grass, plantings, curbs, sidewalks, fences, poles and the like where disturbed by it and leave them in as good condition after the completion of the Services as when operations started. Seller must exercise reasonable care to avoid damage to the premises due to carelessness of Seller personnel. Seller will inspect all areas before Services commence. Seller shall restore all disturbed building surfaces to their original condition in a first class workmanlike manner using persons fully qualified in their respective trades. Seller shall reconnect any utilities, equipment, or appliances removed in the course of the Services and replace all furniture and tangible property moved for performance of the Services.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.4.3. If Seller fails to clean or restore the site in accordance with this section at the completion of the Services, Alcatel may do so and the cost thereof shall be charged to the Seller. Alcatel will allow the Seller two business days after the notice to repair to begin restoration before securing the services of an outside vendor.

1.5. TOOLS AND SUPPLIES.

1.5.1. Seller shall furnish, operate, calibrate, and maintain in acceptable condition, at no cost to Alcatel, all general equipment, tools, materials, supplies, and if directed by Alcatel, test equipment necessary for the performance of the Services (including, at the minimum, at each installation location, the tools identified in Attachment IV to this Exhibit). One-time use special purpose equipment and tools will be negotiated on a per project basis.

1.5.2. *****

1.5.3. Seller shall assume the risk of loss and damage to all Seller or Seller employee owned tools, equipment, and effects caused by fire, extended coverage perils, vandalism, and malicious mischief. Alcatel assumes no liability for any loss of or damage to the property of Seller, its subcontractors and employees unless Alcatel causes such loss.

1.6.	CODE OF CONDUCT.

1.6.1. Upon the request of Alcatel, Seller shall remove from the performance of the Services any employee who, in the Alcatel Project Manager’s unrestricted opinion, may be guilty of improper conduct or is not qualified to perform the work assigned. Seller shall immediately replace any of its employees so removed when directed to do so by Alcatel.

1.6.2. *****

1.6.3. Seller’s employees shall be tastefully attired for the type of work to be performed so as to project a positive, professional, competent image and impression to the mutual benefit of Alcatel and Seller.

1.6.4. Seller shall not permit any employee to perform the Services under the influence of illegal drugs or alcohol.

1.6.5. In the event that Seller has knowledge that an actual or potential labor dispute prevents or threatens to prevent timely performance of any Services, Seller shall immediately deliver to Alcatel a notice to such effect that sets forth all relevant information concerning the dispute.

1.7. SAFETY.

1.7.1. Seller shall provide proper signs and barricades to prevent blind corners, unauthorized entry into work area and debris accidentally falling on persons in the area.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.7.2. Seller shall erect and maintain, as required by the conditions and progress of the Services, all necessary safeguards for safety and protection, including posting danger signs and other warnings against the hazards, promulgating safety regulations and notifying Alcatel and users of adjacent utilities.

1.7.3. Seller shall comply with all applicable laws, ordinances, rules, regulations in effect locally and of any other public authority having jurisdiction for the safety of persons or property or to protect them from damage, injury or loss.

1.7.4. Seller shall be responsible for any damage to the property of Alcatel’s customer or others caused by Seller, its employees, or subcontractors, and will replace and repair such damages to the satisfaction of Alcatel and/or Alcatel’s customer. Seller shall maintain adequate protection to prevent damage to its services and property of others, and take all necessary precautions for the safety of its employees and others.

1.8. HAZARDOUS MATERIALS. Seller shall not bring any hazardous materials on the premises without Alcatel’s advanced written consent. Prior to bringing any hazardous materials onto the premises, Seller shall provide a complete listing of all such materials, their use and copies of related manufacturer’s Material Safety Data Sheets. Seller shall ensure that all materials to be furnished hereunder shall be free of PCB and asbestos.

2.	TECHNICAL

2.1. SITE SURVEY.

2.1.1. Prior to the start of any ***** Services, the Seller shall, as directed by Alcatel, perform either a phone or on-location site survey to capture site-specific information to allow *****.

2.1.2. The Seller shall be flexible in negotiating customer meeting times, provide customer with adequate advance notice of meetings and be punctual.

2.1.3. Seller shall adhere to the end customer’s procedures, policies and identification requirements regarding access to the customer’s site.

2.1.4. *****

2.1.5. *****

2.1.6. Upon completion of the Site Survey, a copy of the final Site Survey and companion Trip Report shall be provided to Alcatel. The submittal shall be within the timeframe directed by Alcatel.

2.1.7. The Seller shall follow up on all action items taken at the survey meetings.

2.1.8. Information from the site survey form shall be used to prepare a detailed Bill of Materials (BOM) *****.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.2. *****

2.2.1. Alcatel will provide access to and Seller shall have knowledge of the Customer Office Drawing and Records administration database.

2.2.2. Seller must have CAD capabilities.

2.2.3. Seller shall develop a detailed engineering specification and drawings that shall conform to Alcatel and Alcatel’s customer’s ***** requirements then currently in effect and shall include at a minimum:

2.2.3.1.*****

2.2.3.2. A list of work items to be performed by the Seller);

2.2.3.3. Address and contact information;

2.2.3.4. *****

2.2.3.5. *****

2.2.3.6. *****

2.2.3.7. *****

2.2.4. Verification that the end customer’s facility assignment information has been updated (e.g. INFOBANK, NEWS, EIU, etc.).

2.2.5. Seller shall deliver the “As-Built’ information per Alcatel’s customer requirements. The “As-Built” specification shall include all modifications that may have occurred since the ***** specification was provided, including, but are not limited to:

2.2.5.1. *****

2.2.5.2. *****

2.2.5.3. *****

2.2.5.4. *****

2.2.6. Any changes to the project Scope Of Work shall be documented by a Job Information Memorandum (JIM) and a copy shall be submitted to the Alcatel JIM Coordinator. Additionally, a Subcontract Change Order shall be developed (Exhibit H if cost or schedules are affected.

2.2.7. Seller shall not perform any scope of work changes without the prior written approval of Alcatel Subcontract Administration.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.3. *****

2.3.1. *****

2.3.2. Seller shall have a supply chain process that provides necessary lead times.

2.3.3. Seller shall have a supply chain process that provides materials that meet documented specifications.

2.3.4. *****

2.3.5. *****

2.3.6. Seller shall verify the correct revision level for the custom material and Seller shall include it on the purchase order to its supplier.

2.3.7. While using Alcatel’s Carriers to ship materials, Seller shall make reasonable effort to consolidate shipments to minimize cost.

2.3.8. Seller shall meet any inbound shipment to the job site, unless instructed otherwise.

2.3.9. Seller shall follow the Alcatel Routing Guide for shipments by Supplier *****.

2.4. *****

2.4.1.***** Services will be conducted in accordance with the guidelines described below and any Alcatel or customer requirements which may be described in the Purchase Order:

2.4.1.1. *****

2.4.1.2. Seller shall provide a project plan with detailed schedule of tasks and timeframes for the day to day work to be performed by the Seller

*****

2.5. *****

2.6. ACCEPTANCE AND PROJECT CLOSEOUT.

2.6.1. Seller shall obtain customer signature utilizing the appropriate acceptance documentation specific to each of Alcatel’s customers. For those customers with no published standard, the Alcatel ***** and Certificate of Job Completion shall be used. The acceptance documentation will serve as the verification that all services were completed to customer’s satisfaction. The Seller shall forward the original of the

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

acceptance document to the appropriate Alcatel Project Planner, provide a copy to the customer’s on-site representative and retain a copy for the Project File Folder (see below). For advance billing and transactional payment of service between Alcatel and Seller, the Alcatel Subcontract Administration document (Exhibit F) is to be used.

2.6.2. Seller shall make best efforts to complete each project with no exceptions. Seller shall have a process to insure no major exceptions exist on any project at time of Alcatel’s customer audit or acceptance. All exceptions shall be documented on the acceptance documentation form and agreed to by the Alcatel Business Unit prior to sign off. Seller shall address all customer identified defects *****. All minor exceptions shall be cleared *****.

2.6.3. The below listed Documents shall be retained by the Seller in its Project File Folder. These documents shall be available in paper format for a minimum of ***** from the date the Project File Folder is completed. At the end of the ***** period, the Documents, in either paper or electronic format shall be available for the longer of either ***** from the date the Project File Folder is completed or the term of the Subcontract Agreement. The Project File Folder is the property of Alcatel and upon request, all Documents shall be transferred to Alcatel. Seller shall have a system to backup project files so that Documents are not lost in the event database is lost or corrupted on system.

2.6.3.1. *****

2.6.3.2. Drawing Set as submitted to Alcatel and/or Customer (AS BUILTS).

2.6.3.3. *****

2.6.3.4. *****

2.6.3.5. Customer Acceptance Forms.

2.6.3.6. *****

2.6.3.7. JIM Files.

2.6.3.8. *****

2.6.3.9. *****

2.6.3.10. Exceptions Logs (Proof of Managed Closure after Project Completion).

2.6.3.11. Installation Quality Audit Logs, Data and Corrective Action Records.

2.6.3.12. Seller shall maintain a record of all personnel associated with any ***** project for not less than ***** after customer acceptance.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.	ADMINISTRATIVE

3.1. BADGING.

3.1.1. The Seller is responsible for obtaining Customer Proprietary Badges ***** from Alcatel’s customer unless instructed otherwise by Alcatel.

3.1.2. The Seller must maintain and qualify all field personnel by Skill Level in accordance to *****.

3.1.3. Alcatel badges will be issued by Alcatel Subcontract Administration to qualifying personnel in accordance to policy set forth. It is the Seller’s responsibility to ensure upon employee termination or customer reassignment that those badges are returned to Alcatel.

3.1.4. It is mandatory that Seller’s personnel wear picture identification from their representative companies while on any Customer premise.

3.1.5. Skill Level designation on badges may be required by Alcatel’s Customer.

3.2. REPORTS. Seller shall deliver to Alcatel Project Status Reports as specified by the Alcatel PM.

3.3. BONDING.

3.3.1. Seller shall provide any official performance bonds required and will pay any fees for costs involved or related to the performance of the Services or its employees engaged in the performance of the Services.

3.3.2. Alcatel may require a performance bond on specific scope of work presented to Seller for bidding responses which are (a) anticipated to exceed ***** in value and (b) specified as a Seller program managed and/or “turn-key” project such that Alcatel is dependent upon the Seller for project completion. Seller hereby acknowledges that it possesses the ability to obtain insurance or performance bonds, not to exceed ***** per project, for specified projects.

3.4. BID FORMATTING.

3.4.1. Unless otherwise directed, the Firm Price Quote FPQ shall be an Excel worksheet and contain the following categories:

3.4.1.1. *****

3.4.1.2. *****

3.4.1.3. *****

3.4.1.4. Per Diem – the rate applicable, number of days by labor type.

3.4.1.5. *****

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

3.4.1.6. *****

3.4.2. *****

3.5. JOB INFORMATION MEMORANDUM (JIM).

3.5.1. Seller shall use a Job Information Memorandum (a “JIM”) to communicate to Alcatel all quality issues related to *****. Seller shall ensure that JIMs include, but are not limited to ***** errors or inconsistencies, scope of work changes, errors or omissions to job specification product documentation errors, transportation problems and defective material. Seller shall forward all JIMs to Alcatel JIM Coordinator at fsjim.usa@alcatel.com. There are no costs associated with JIM’s; however, a JIM may be appropriate backup for a Subcontract Change Order.

3.5.2. Seller shall identify the root cause and corrective action plan on each Alcatel initiated Quality JIM submitted to Seller. Seller shall return those JIMs to Alcatel JIM Coordinator at fsjim.usa@alcatel.com within ***** after receipt of JIM.

3.5.3. Seller shall process and respond to all JIMs consistent with the then-current Alcatel Job Information Memorandum document (which will be posted on the Suppliers web site). The Alcatel Job Information Memorandum document is Alcatel Confidential and Proprietary Information and is subject to the protection required by the confidential information provision of the Agreement.

3.6. SUBCONTRACT CHANGE ORDER (SCO).

3.6.1. A Subcontract Change Order (an SCO) is the method by which an existing award is modified. An SCO is required to change the scope of the work and the corresponding award amount. An example of the SCO is provided in Exhibit H of the Agreement.

3.6.2. Seller shall be responsible for preparing the SCO, obtaining the appropriate approvals and forwarding to the Alcatel Subcontract Administrator. This does not preclude Alcatel from initiating an SCO.

3.6.3. Some SCO’s will require a JIM as supporting/backup documentation. SCO’s based on scope of work changes associated with JIM’s must be accompanied by a copy of the JIM.

3.6.4. The Alcatel Subcontract Administrator will issue a Purchase Order authorizing the activities detailed on the SCO. The Purchase Order authorizing the extra work or change must be in the possession of Seller before the work is initiated or the changes made. Alcatel is not responsible for payment for any extra work or changes performed if the authorizing Purchase Order was not issued.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.	QUALITY

4.1. QUALITY SYSTEMS REQUIREMENTS.

4.1.1. Alcatel requires that all Sellers shall have a Quality System that, at a minimum, is compliant to the requirements of ISO-9000. The Seller shall complete and forward a soft (or paper) copy of Alcatel’s Supplier Information & Audit Report (SIAR). Note that this document is based on TL-9000 and is to be used as both the Seller’s internal self-assessment, and the basis for any future on-site Quality System audit. Since Alcatel is a TL-9000 certified company, Alcatel’s objective is for its telecommunication suppliers to adopt the TL9000 requirement for their products and service *****.

4.1.2. The Seller’s Quality System shall comply with the following:

4.1.2.1. Alcatel North America Suppliers Qualification Process, Document Control Number 8BD00041 5009 QRZZA;

4.1.2.2. Supplier Information & Audit Report (STAR), Document Control Number 8BD 00343 0039 QRZZA;

4.1.2.3. *****

4.1.2.4. Alcatel Packaging Specification, Document 003-6601-014. Seller is required to comply with this Document when shipping any material that has been removed from its original packaging.

4.2. INSTALLATION QUALITY AUDITS.

4.2.1.	Alcatel may conduct a quality audit, announced or unannounced, in order to evaluate and measure the quality of Services provided by Seller. If Alcatel performs such an audit, it may include a review of all aspects of the Services project. This may include project development, *****, delivery and handling of materials, *****, documentation, ***** and final customer acceptance.

4.2.2.	Seller agrees that Alcatel may perform ***** quality audits on a random, periodic, announced or unannounced basis and that the Alcatel Installation Quality Auditor may conduct an in-depth inspection for conformance with the then-current ***** workmanship standards of Alcatel and Alcatel’s customer.

4.2.3.	At the completion of the audit, the audit results will be provided to Seller’s *****. Alcatel will also forward a copy of the completed audit to the Seller’s quality team. The ***** will review the defects found and provide appropriate feedback to Alcatel in the form of a Corrective Action Plan. Seller shall take corrective action to correct the defects in accordance with a schedule provided by Alcatel. An audit will be closed when all defects have been corrected, the Corrective Action Plan accepted by Alcatel, and all outstanding issues resolved.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.2.4. Seller shall have as a critical element of its quality program, a formal ***** workmanship audit program that includes metrics. This program will have a root cause corrective action process.

4.3. ***** SUPPLIER SKILL LEVEL ASSESSMENT PROCESS.

4.3.1. Alcatel Subcontract Administration will work with each supplier to ensure they are registered through the Vendor Approval Process, Section 6.1 of the Subcontract Administration Procedure 8BD 01000 0780 QRZZA. The Subcontractor Registration Request (SRR), 8BD 02000 0124 QRZZA is a part of this process.

4.3.2. All installation personnel must pass a ***** Test by the third installation in which they participate.

4.3.2.1. Suppliers are responsible to administer a ***** test to all personnel.

4.3.2.2. Supplier will maintain a database of all personnel who have passed the ***** test.

4.3.3. To verify the Supplier’s Skill Level Assessment program, a random sample of the Supplier’s Skill Level 3 and 4 personnel must take and pass the Skill Level *****.

4.3.3.1. Alcatel Subcontract Administration will require each Supplier to supply a list of names of all their personnel who are designated Skill Level 3 / 4.

4.3.3.2. Alcatel Subcontract Administration will choose a random sample of *****, of these designated persons to take the Skill Level ***** test.

4.3.3.3. Alcatel Training will administer the test.

4.3.3.4. The passing grade for the test is 80% or higher.

4.3.3.5. If all pass, then the supplier’s Skill Level Assessment program will be considered adequate and the Skill Levels of all designated Skill Level 3 / 4 personnel will be accepted.

4.3.3.6. If one fails, then 30% of the designated Skill Level 3 / 4 personnel will be required to take and pass the Skill Level 3 / 4 ***** test within 3 months of the test date. If one fails the second test, then 40% of the designated Skill Level 3 / 4 personnel will be required to take and pass the Skill Level 3 / 4 ***** test within 3 months of the second test date. If one fails the third test, then 50% of the designated Skill Level 3 / 4 personnel will be required to take and pass the Skill Level 3 / 4 ***** test within 3 months of the third test date. If one fails at the fourth test, Alcatel will review the Supplier’s ***** Status.

4.3.3.7. Alcatel Subcontract Administration will maintain a database that contains the skill level of all supplier personnel, by supplier.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.3.3.8. To verify the effectiveness of the Supplier’s Skill Level Assessment program, Alcatel will conduct testing on an annual basis.

4.3.4. All designated Skill Level 4 and 4A personnel must be product certified through the applicable BU Product Certification Process prior to testing Alcatel equipment.

4.3.4.1. Each Business Unit will be responsible for ensuring that a Product Certification Program is available for supplier designated Skill Level 4 and 4A personnel to qualify on their products.

4.3.4.2. Once qualified, each Business Unit will forward the information to Alcatel Subcontract Administration, who will maintain a database of all personnel who are Alcatel Product Certified, per product.

4.4. QUALIFICATIONS AND TRAINING STANDARDS.

4.4.1. Seller shall assign to perform the Services personnel who with the training and skill level qualifications set forth in Attachment II to this Exhibit. Seller shall ensure all individuals proposed for assignment during the term of this Agreement to have prior satisfactory experience in a similar capacity. Seller shall ensure all ***** personnel are certified by Seller in accordance with ***** prior to the start of the individual’s ***** assignment.

4.4.2. Seller will conduct routine training of its personnel assigned to the performance of the Services to ensure that they maintain an acceptable knowledge level of procedures and proper performance.

4.4.3. Seller shall ensure that all employees assigned to the performance of the Services are able to communicate effectively in English, both verbally and in writing, project a professional image in their duties, and deal with all people in a courteous and professional manner.

4.4.4. Seller shall develop and utilize an employee technical skills evaluation process to identify employees having repetitive occurrences of poor ***** workmanship, bad ***** quality practices, poor workmanship ethics and technical incompetence.

4.4.5. The final decision as to whether or not an individual is acceptable for work will rest with the authorized Alcatel representative, as will the right to waive any of the above requirements.

4.4.6. Seller shall maintain a skills list and assessment ability for all ***** personnel.

4.4.7. Seller shall have a process to gather, retain and. distribute Alcatel Product Information Bulletins and change notice documents.

4.4.8. Seller must distribute Urgent Product Warnings issued by Alcatel within 24 hours.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.	SERVICE LEVEL REQUIREMENTS

5.1. REQUIREMENTS. Alcatel requires that specific levels of service be achieved and maintained by Seller. Each of the requirements is measured by a metric. Each metric has a definition, calculation, goal, applications and rules. Based on the performance of Supplier in relation to metrics an overall percentage score will be determined. The score will relate to a rating of Satisfactory, Marginal or Unsatisfactory.

5.2. RATINGS.

5.2.1. Goal – greater than *****

5.2.2. Satisfactory – *****

5.2.3. Marginal – a score of ***** twice during a rolling ***** period.

5.2.4. Unsatisfactory – a score of less than ***** twice during a rolling ***** period.

5.3. DEFICIENCIES.

5.3.1. Marginal Status – a supplier that receives notification of Marginal Status will be required to complete a Supplier Corrective Action Request within *****. If not completed within *****, the Supplier will move to Unsatisfactory status.

5.3.2. Unsatisfactory Status – a supplier that receives notification of Unsatisfactory status will be required to complete a Supplier Corrective Action Request within *****. If the Unsatisfactory status remains after *****, the Supplier’s Preferred Supplier Status will be reviewed and subject to revocation.

5.4. SUPPLIER WEBSITE. The current requirements for the Supplier Scorecard are detailed on the Alcatel ***** Preferred Supplier Website.

6.	PRICING

6.1. Time and Expense Awards.

6.1.1. Seller will be compensated for the work performed as indicated in Attachment 1 of this Exhibit A.Unless stated otherwise, the rates listed in Attachment 1 of this Exhibit A include all cell phone costs, all laptop computer costs and expenses, and all tool costs.

6.1.2. The purchase order will indicate if rental car(s) and/or aircraft are authorized.

6.1.3. Seller shall utilize discounted (21 days in advance) reservations whenever possible.

6.1.4. Time sheets shall be submitted to Alcatel’s Project Manager for review and approval prior to invoicing. All issues, including questions and clarifications, related to a time sheet must be resolved to the satisfaction of Alcatel’s Project Manager prior issuing an invoice based on the time sheet.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.1.5. Alcatel does not pay for Alcatel, Seller or Customer observed holidays, sick time or vacation.

6.1.6. Seller’s timesheets and documentation shall be used at all times. Alcatel forms or documents shall not be used for time reporting or expense tracking.

6.2. Firm Price Awards.

6.2.1. Seller’s quote will be the basis of compensation for the work performed under a firm price award.

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ATTACHMENT II

to Exhibit C

Installation Skill Level Requirements

GENERAL WORKMANSHIP REQUIREMENTS	Skill Level 1	Skill Level 2	Skill Level 3	Skill Level 4	Skill Level 4A
Number of years of experience required or equivalent training	1-2 yrs	2-3 yrs	3-6 yrs	6 >	Degree
*****		X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
			X	X
X
	X	X	X	X
	X	X	X	X
		X	X	X
			X	X
	X	X	X	X
		X	X	X
	X	X	X	X
	X	X	X	X
	X	X	X	X
			X	X

		X	X	X
	X	X	X	X
	X	X	X	X
			X	X
X
				X	X
X
X
X
				X	X
			X	X
X
				X	X

June 30, 2004

Network Services Division – Subcontract Agreement

Amendment No. 9

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.